UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 23, 2018

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 - Regulation FD Disclosure.

C. Daniel DeLawder, Chairman of the Board of Park National Corporation (“Park” or the “Company”), and David L.Trautman, Chief Executive Officer and President of Park, will make a presentation at the Company's Annual Meeting of Shareholders on April 23, 2018 which will be held at 2:00 p.m., Eastern Daylight Saving Time. The slides that will accompany the presentation are furnished in this Current Report on Form 8-K, pursuant to this Item 7.01, as Exhibit 99.1, and are incorporated herein by reference. The slides are also available in the “Investor Relations” section of Park's web site at www.parknationalcorp.com.

The text of the slide entitled “Safe Harbor Statement” is incorporated by reference into this Item 7.01.

Item 8.01 - Other Events.

On April 20, 2018, Park and its wholly-owned national bank subsidiary, The Park National Bank ("PNB"), received all required regulatory approvals from the Office of the Comptroller of the Currency ("OCC") for the merger (the "Merger") of NewDominion Bank, a North Carolina state-chartered bank ("NewDominion"), with and into PNB.

The Merger remains subject to the approval by the shareholders of NewDominion of the Agreement and Plan of Merger and Reorganization among Park, PNB and NewDominion, dated as of January 22, 2018, and the satisfaction of customary closing conditions. Park expects that the closing of the Merger will occur on or about July 1, 2018.

Important Information About the Merger

In connection with the proposed Merger, Park has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that includes a Proxy Statement of NewDominion and a Prospectus of Park, as well as other relevant documents concerning the proposed Merger. The proposed Merger is being submitted to NewDominion's shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. SHAREHOLDERS OF NEWDOMINION ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PARK, PNB, NEWDOMINION AND THE PROPOSED MERGER.

A free copy of the definitive Proxy Statement/Prospectus, as well as other filings containing information about Park and NewDominion, may be obtained at the SEC's Internet site (http://www.sec.gov). These documents may also be obtained, free of charge, from Park at the "Investor Information" section of Park's web site at www.parknationalcorp.com or from NewDominion at the "Investor Relations" section of NewDominion's website at www.newdominionbank.com. Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Park National Corporation, 50 North Third St, P.O. Box 3500, Newark, OH 43058-3500, Attention: Investor Relations, Telephone: (740) 322-6844 or to NewDominion Bank, P.O. Box 37389, Charlotte, NC 28237, Attention: Investor Relations, Telephone: (704) 943-5725.

Item 9.01 - Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.        Description
99.1Slide presentation for the Park National Corporation Annual Meeting of Shareholders on April 23, 2018 (furnished pursuant to Item 7.01 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PARK NATIONAL CORPORATION

DATE: April 23, 2018	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer